Exhibit 99.4

Report of Independent Auditors
and Financial Statements for

Smoke Free Technologies Inc.
dba Vapor Beast

September 30, 2016

CONTENTS

PAGE

REPORT OF INDEPENDENT AUDITORS	1 and 2

FINANCIAL STATEMENTS
Balance Sheet	3
Statement of Income	4
Statement of Stockholders’ Equity	5
Statement of Cash Flow	6
Notes to Financial Statements	7–11

REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholders
Smoke Free Technologies Inc. dba Vapor Beast

Report on Financial Statements
We have audited the accompanying financial statements of Smoke Free Technologies Inc. dba Vapor Beast, which are comprised of the balance sheet as of September 30, 2016, the related statements of income, stockholders’ equity, and cash flows for the nine-month period then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Smoke Free Technologies Inc. dba Vapor Beast as of September 30, 2016, and the results of its operations and cash flows for the nine-month period then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ Moss Adams LLP
San Diego, California
March 14, 2017

SMOKE FREE TECHNOLOGIES INC. DBA VAPOR BEAST
BALANCE SHEET
SEPTEMBER 30, 2016

ASSETS
Current Assets
Cash	$155,656
Accounts receivable	382,165
Inventories	7,011,036
Prepaid expenses and other assets	855,770
Total current assets	8,404,627

Property and equipment, net	253,122

Other assets	102,433

Total assets	$8,760,182

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts payable	$1,001,516
Accrued expenses	825,703
Line of credit	711,656
Total current liabilities	2,538,875

Commitments and Contingencies (Note 6)

Stockholders' Equity
Common stock, $0.01 par value, 1,000,000 shares authorized 100,000 oustanding at September 30, 2016	253,600
Retained earnings	5,967,707
Total stockholders' equity	6,221,307

Total liabilities and stockholders' equity	$8,760,182

See accompanying notes.

SMOKE FREE TECHNOLOGIES INC. DBA VAPOR BEAST
STATEMENT OF INCOME
NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2016

NET SALES	$40,260,177

COST OF SALES	30,978,278
Gross profit	9,281,899

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES	4,216,703
Operating income	5,065,196

OTHER EXPENSE
Interest expense	(227,128)
Income before income taxes	4,838,068

INCOME TAX EXPENSE	(70,900)

Net income	$4,767,168

See accompanying notes.

SMOKE FREE TECHNOLOGIES INC. DBA VAPOR BEAST
STATEMENT OF STOCKHOLDERS’ EQUITY
NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2016

	Common Stock		Retained	Total Stockholders'
	Shares	Amount	Earnings	Equity

BALANCE, JANUARY 1, 2016	100,000	$253,600	$4,248,539	$4,502,139

Distributions	-	-	(3,048,000)	(3,048,000)
Net income	-	-	4,767,168	4,767,168

BALANCE, SEPTEMBER 30, 2016	100,000	$253,600	$5,967,707	$6,221,307

See accompanying notes.

SMOKE FREE TECHNOLOGIES INC. DBA VAPOR BEAST
STATEMENTS OF CASH FLOWS
NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2016

OPERATING ACTIVITIES
Net income	$4,767,168
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	35,243
Changes in operating assets and liabilities:
Accounts receivable	(167,619)
Inventories	130,230
Prepaid expenses and other current assets	873,799
Other assets	(13,540)
Accounts payable	(685,030)
Accrued expenses	106,495
Net cash provided by operating activities	5,046,746

INVESTING ACTIVITIES
Purchase of property and equipment	(144,609)
Net cash used in investing activities	(144,609)

FINANCING ACTIVITIES
Advances drawn on line of credit	711,656
Repayments on related-party notes payable	(3,227,040)
Distributions to stockholders	(3,048,000)
Net cash (used in) provided by financing activities	(5,563,384)

DECREASE IN CASH	(661,247)

CASH
Beginning of year	816,903

End of year	$155,656

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash payments for:
Interest	$227,218
Income taxes	$70,900

See accompanying notes.

SMOKE FREE TECHNOLOGIES INC. DBA VAPOR BEAST
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Significant Accounting Policies

Nature of business – Smoke Free Technologies, Inc. dba Vapor Beast is a seller of vaping supplies to retailers and online consumers.

Method of accounting – The financial statements have been prepared utilizing the accrual basis of accounting.

Accounts receivable – Accounts receivable are generally recorded when the customer is invoiced and products are shipped. The allowance for doubtful accounts is based on historical losses, existing economic conditions, financial stability of the Company’s customers, past experience, and an analysis of current accounts receivable. Accounts deemed uncollectible are written off in the year deemed uncollectible. As of September 30, 2016, the Company has no allowance for doubtful accounts as all amounts are deemed collectible.

Inventories – Inventories are stated at the lower of average cost (first-in, first-out method) or market value and consist solely of finished goods.

Prepaid expenses and other current assets – Prepaid expenses and other current assets include advance amounts paid or payable for goods or services yet to be provided to the Company. Certain of the Company’s vendors require deposits for inventory prior to shipment of such inventory to the Company. These deposits are invoiced by the vendor and recorded by the Company as accounts payable and prepaid expense upon receipt of the invoice. Upon shipment of inventory to the Company, the prepaid expense is relieved and inventory is recorded. At September 30, 2016, accounts payable and prepaid expenses include amounts invoiced by vendors for inventory that had not shipped to the Company.

Property and equipment – Property and equipment are recorded at cost. Depreciation expense is computed using the straight-line method over the estimated useful lives of the assets, which range from 3 to 7 years.

Impairment of long-lived assets – The Company periodically evaluates long-lived assets for impairment. If indicators of impairment exist, the Company assesses the recoverability of the affected long-lived assets by determining whether the carrying value of such assets can be recovered through the undiscounted future operating cash flows. If impairment is indicated, the Company measures the amount of such impairment by comparing the carrying value of the asset to the undiscounted cash flows associated with the use of the asset. The Company has not recognized any impairment losses during the nine-month period ended September 30, 2016.

SMOKE FREE TECHNOLOGIES INC. DBA VAPOR BEAST
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Significant Accounting Policies (continued)

Income taxes – The Company, with the consent of its stockholders, has elected treatment as an S Corporation under the Internal Revenue Code. In lieu of corporate federal incomes taxes, the stockholders of an S Corporation are taxed on their share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the accompanying financial statements. Certain specific deductions and credits flow through the Company to its stockholders.

This election is valid for California; however, California law requires a minimum tax of 1.5 percent on California taxable income. Therefore, a provision for state income taxes has been included in the accompanying statements of income.

Revenue recognition – Revenue is recognized at the time the product is shipped. Sales are reported net of consumer coupon redemption, trade promotion and other costs, including estimated allowances for returned product.

Shipping costs – Shipping costs are expensed as incurred and included in cost of sales.

Sales tax – The Company collects sales tax from its customers and remits the appropriate state, county, local, and district taxes on a quarterly basis. The Company records sales tax collected from customers with sales tax remitted to governmental authorities net, in net sales.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent accounting pronouncements – In May 2014, the Financial Standards Accounting Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenues from Contracts with Customers (Topic 606). This guidance applies to any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards. The core principle of this guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This guidance supersedes existing revenue recognition guidance, including most industry-specific guidance, as well as certain related guidance on accounting for contract costs. For nonpublic entities, this guidance is effective for annual reporting periods beginning after December 15, 2018. Limited early adoption options are permitted. The Company is currently evaluating the impact of this ASU on its financial statements.

SMOKE FREE TECHNOLOGIES INC. DBA VAPOR BEAST
NOTES TO FINANCIAL STATEMENTS

Note 1 – Nature of Business and Significant Accounting Policies (continued)

In July 2015, FASB issued ASU 2015-11, Inventory (Topic 330), Simplifying the Measurement of Inventory, which changes the measurement principle for inventory from the lower of cost or market to the lower of cost and net realizable value. ASU 2015-11 defines net realizable value as estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. ASU 2015-11 will be effective for fiscal years beginning after December 15, 2016, and early adoption is permitted. The Company has not adopted this guidance and is currently evaluating the impact of this ASU on its financial statements.

In February 2016, FASB issued ASU 2016-02, Leases (Topic 842), to increase transparency and comparability among organizations by reporting lease assets and lease liabilities, both finance (capital) and operating leases, on the balance sheet and disclosing key information about leasing arrangements. ASU 2016-02 will be effective for nonpublic entities for fiscal years beginning after December 15, 2019. Early adoption is permitted. The Company has not adopted this guidance and is currently evaluating the impact of this ASU on its financial statements.

Subsequent events – Subsequent events are events or transactions that occur after the balance sheet date, but before the financial statements are issued. The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet, including the estimates inherent in the process of preparing the financial statements. The Company’s financial statements do not recognize subsequent events that provide evidence about conditions that did not exist at the date of the balance sheet, but arose after the balance sheet date and before the financial statements were issued.

The Company has evaluated subsequent events through March 14, 2017, which is the date the financial statements were available to be issued.

Note 2 – Concentrations

Cash – The Company maintains its cash in bank deposit accounts which at times may exceed the federally-insured deposit limits. The Company has not experienced any losses in such accounts.

Vendor concentrations – At September 30, 2016, two vendors accounted for 34 percent of accounts payable. For the nine-month period ended September 30, 2016, there were no vendors which accounted for a concentration of disbursements.

SMOKE FREE TECHNOLOGIES INC. DBA VAPOR BEAST
NOTES TO FINANCIAL STATEMENTS

Note 3 – Property and equipment

Property and equipment consisted of the following at September 30, 2016:

Computer equipment	$54,888
Software	224,397
Furniture and fixtures	20,742
300,027
Less accumulated depreciation	46,905

Total	$253,122

Depreciation expense for the nine-month period ended September 30, 2016 was $35,243.

Note 4 – Line of credit

In September 2016, the Company obtained a $1,500,000 line of credit with a bank, which is guaranteed by the Company’s stockholders. The line matures in September 2017 and bears interest at an annual rate of 4.5 percent with interest payable monthly. The line of credit includes a requirement to maintain certain financial covenants, of which the company was in compliance with at September 30, 2016.

Note 5 – Related-party Transactions

Notes payable to stockholders – Through December 31, 2015, the Company issued various notes payable to stockholders totaling $3,227,040 which were secured by substantially all of the Company’s assets and bore interest at rates ranging from 7 percent to 12.5 percent per annum with maturity dates ranging from April 2016 to September 2016. During the nine-month period ending September 30, 2016, the Company repaid the balance of notes payable to stockholders totaling $3,227,040.

Note 6 – Operating Leases and Commitments

Through September 30, 2016, the Company leased its corporate office under a long-term, non-cancelable lease which required monthly payments through the scheduled expiration date of the lease was June 2019; however, the lease was amended in September 2016 to allow for early termination effective January 31, 2017 with no penalty.

SMOKE FREE TECHNOLOGIES INC. DBA VAPOR BEAST
NOTES TO FINANCIAL STATEMENTS

Note 6 – Operating Leases and Commitments (continued)

In August, 2016, the Company entered into a new lease for corporate office space. The non-cancelable lease requires monthly payments beginning October 1, 2016 and continuing through July 31, 2018.

Future minimum lease payments under the operating leases at September 30, 2016 are as follows:

Year ended December 31:
2016	$63,978
2017	161,684
2018	88,123

Total	$313,785

For the nine-month period ended September 30, 2016, total rent expense incurred was approximately $95,000.

Retirement Plan – The Company has established a 401(k) plan, which is available to substantially all full-time employees. The Company’s matching contribution of up to 4 percent of compensation was approximately $24,000 for the nine-month period ended September 30, 2016.

Note 7 – Stockholders’ Equity

The Company is authorized to issue 1,000,000 shares of common stock with $0.01 par value. The holders of shares of common stock shall be entitled to one vote per share. The Board of Directors is authorized to fix the number of shares of issued and determine the designation of any such shares as well as determine and alter the rights and privileges for each series.

Note 8– Subsequent Events

On November 30, 2016, National Tobacco Company, L.P. (the “Acquirer”), a subsidiary of Turning Point Brands, Inc. completed the acquisition of the Company pursuant to a Stock Purchase Agreement dated as of November 17, 2016 by and among the Acquirer, the Company, and the Company’s shareholders. Under the Stock Purchase Agreement, the Acquirer purchased all of the issued and outstanding shares of the Company’s capital stock for an aggregate purchase price of $27 million.